INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant /X/

Filed by Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement         / / Confidential, For Use of the
                                            Commission Only (as Permitted
                                            by Rule 14a-6(e) (2))
/ / Definitive Proxy Statement

/X/ Definitive Additional Materials

/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      Guy F. Atkinson Company of California
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

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                      GUY F. ATKINSON COMPANY OF CALIFORNIA
                               1001 Bayhill Drive
                           San Bruno, California 94066

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 ---------------


                                                           San Bruno, California
                                                                  April 11, 1997

         The Annual Meeting of Shareholders of Guy F. Atkinson Company of California (the "Company") will be held at the San Francisco Airport Marriott, (Salon F), 1800 Old Bayshore Boulevard, Burlingame, California, on Friday, May 2, 1997, at 2:00 p.m. for the following purposes:

     1. To elect directors to serve until the 1998 Annual Meeting of Shareholders and thereafter until their respective successors are elected or appointed.

     2.  To approve a proposal to amend and restate the 1990 Executive
         Stock Plan.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         All of the above matters are more fully described in the Proxy Statement dated March 27, 1997, a copy of which has previously been provided to you. Only shareholders of record on the books of the Company at the close of business on March 4, 1997 will be entitled to vote at the meeting or any postponement or adjournment thereof.

         To assure your representation at the meeting, it would be appreciated if you would sign and return the proxy card previously provided to you. The giving of such proxy will not affect your right to vote in person should you decide to attend the meeting.


                                                        Therese Ambrusko
                                                            Secretary


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